UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             December 31, 2008

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On December 31, 2008, Cephalon, Inc. (the “Company”) and each of the Company’s executive officers listed below entered into an amendment (the “Amendment”) that amends each executive officer’s restated executive severance agreement dated as of June 24, 2008 (the “Severance Agreement”).  The Amendment revises provisions of the Severance Agreement to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended.  The Amendment also amends the Severance Agreement to provide that a relocation of an executive officer’s place of employment without his or her consent that would cause an increase in the executive officer’s commute by more than fifty (50) miles would be considered a “Constructive Termination” pursuant to the terms of the Agreement.

Each of the following executive officers of the Company executed the Amendment:

Frank Baldino, Jr., Ph.D., Chairman and Chief Executive Officer

Valli F. Baldassano, Esq., Executive Vice President, Chief Compliance Officer

J. Kevin Buchi, Executive Vice President & Chief Financial Officer

Peter E. Grebow, Ph.D., Executive Vice President, Worldwide Technical Operations

Gerald J. Pappert, Executive Vice President & General Counsel

Robert P. Roche, Jr., Executive Vice President, Worldwide Pharmaceutical Operations

Lesley Russell, MB.Ch.B, MRCP, Executive Vice President and Chief Medical Officer

Carl A. Savini, Executive Vice President & Chief Administrative Officer

Jeffry L. Vaught, Ph.D., Executive Vice President & Chief Scientific Officer

The Amendment for Dr. Baldino and the form of Amendment for each of the executive officers listed above (other than Dr. Baldino) are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Number	Description

10.1	Amendment 2008-1 to the Restated Executive Severance Agreement between Frank Baldino, Jr. and Cephalon, Inc. dated as of December 31, 2008.

10.2	Form of Amendment 2008-1 to the Restated Executive Severance Agreement between certain executive officers and Cephalon, Inc. dated as of December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: January 7, 2009	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment 2008-1 to the Restated Executive Severance Agreement between Frank Baldino, Jr. and Cephalon, Inc. dated as of December 31, 2008.

10.2	Form of Amendment 2008-1 to the Restated Executive Severance Agreement between certain executive officers and Cephalon, Inc. dated as of December 31, 2008.